UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09957
                                   811-10179

Name of Fund: Mercury Basic Value Fund, Inc.
              Master Basic Value Trust

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Mercury Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Mercury
Basic Value Fund, Inc.


Semi-Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) at the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Mecury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Mercury Basic Value Fund, Inc.


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Robert J. Martorelli, Vice President and
   Co-Portfolio Manager
Kevin M. Rendino, Vice President and
   Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided positive returns for the period as we continued in our efforts to increase portfolio diversification, limit risk and shift into larger companies as the economic cycle evolved.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Mercury Basic Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +5.37%, +5.40%, +5.39% and +5.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compared to a return of +5.77% for the Standard & Poor's 500 (S&P 500) Index, +6.23% for the S&P 500 Barra Value Index and an average return of +5.43% for the Lipper Large-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

The second half of 2005, the Fund's semi-annual reporting period, was very different from the first six months of the calendar year. In the first six months, as the Federal Reserve Board (the Fed) advanced its interest rate-hiking campaign and investors worried about a slowing economy, the equity markets were relatively flat. In the latter six months, despite record-high oil prices, a vigilant Fed and two catastrophic hurricanes, the economic data was largely positive. Gross domestic product growth rose from 3.3% in the second quarter of 2005 to 4.1% in the third quarter. Corporate earnings also continued to come in very strong. Investors began to believe that perhaps a soft landing was in the making, and the markets strengthened. Most recently, after 13 consecutive interest rate hikes between June 2004 and December 2005, the Fed finally hinted that its monetary tightening campaign may be nearing an end. This was good news for stocks.

In terms of Fund performance, energy was a top-performing industry group, led by strong results from offshore oil drillers GlobalSantaFe Corp. and Diamond Offshore Drilling. The budgets for many oil exploration & production companies are expanding at a fast rate, and drilling activity is exploding throughout the world given the high prices for crude and gas. The portfolio has benefited from its positions in oil drillers and companies that provide services for those activities.

The Fund also realized positive attribution from its investments in the financials sector. We added to our position in financials during the period, making it the largest absolute weighting in the portfolio. Generally speaking, you don't want to own as many financials when the Fed is raising interest rates as you do when the Fed is done or will be cutting interest rates.
So financials struggled over the past 18 months, but started to rally significantly in the latter months of 2005 as the market began to anticipate the end of monetary tightening. Financial stocks that contributed to Fund results included American International Group, Inc., JP Morgan Chase & Co. and Mellon Financial Corp.

Several of the portfolio's technology names performed well. Among them were Agilent Technologies, Inc., a company that reorganized, sold some assets and announced a dutch auction during the period; and Motorola, Inc., a strong franchise whose new management did a good job of focusing the business on areas that offer high returns and moving away from those that don't.

In terms of areas that hindered performance, we saw some weakness from materials and industrials stocks, particularly those companies that use fuel to power their manufacturing facilities. As oil and gas prices rose, our energy holdings benefited, but positions such as Kimberly-Clark Corp., top maker of personal paper products, and International Paper Co., the leading forest products company, declined, as did leading packaged foods company Sara Lee.

In consumer discretionary, retailers The Gap, Inc. and Foot Locker and media names Interpublic Group of Cos., Inc., Liberty Media Corp. and Comcast Corp. disappointed. Retailers came under pressure on the prospects of a weak holiday shopping season while media companies suffered from concerns that advertising revenue would be weak. Finally, our position in Verizon detracted from returns as the company weathered the highly competitive landscape for DSL and VoIP. Verizon Communications, Inc. purchased MCI out of bankruptcy, so there was some share pressure associated with that transaction as well.


What changes were made to the portfolio during the period?

As the economic cycle evolved, we continued to shift more assets from our smaller, tertiary names into the larger companies in the portfolio. We also continued our efforts to diversify the Fund in a market environment where no particular sector seemed particularly ripe for outperformance.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



The biggest thematic change during the period was our increased exposure to the financials sector. This move was motivated by our belief that the Fed is near the end of its interest rate-hiking campaign, which should continue to support banks and financial stocks. We have already seen this play out somewhat during the past six months. In total, we added 326 basis points (3.26%) to our financial weighting, representing the first time we increased our exposure to this sector in a meaningful way in several years. At approximately 26% of net assets, the portfolio is still underweight relative to the S&P 500 Barra Value Index's hefty weighting of 36%, although far less underweight than we were. Prominent additions in this sector were Morgan Stanley and JP Morgan Chase & Co.

Other significant new additions included defense company Northrop Grumman. Defense stocks came under pressure from fears that defense spending would face scrutiny as the U.S. budget deficits grew. We believe defense budgets will be unaffected by any budgetary action and that companies such as Northrop Grumman will rise from their relatively low levels. We added significantly to our position in International Business Machines Corp., a company that has undergone an important transformation. Specifically, IBM sold a lot of commodity-like products and businesses, such as the PC, memory and disk drive businesses, and is now focusing on higher-margin endeavors, such as services, mainframes and software. Given its healthy free cash flow and record of returning money to shareholders via dividend increases or share repurchases, we do not believe IBM should be trading at a market discount and, therefore, the stock represents compelling value.

In terms of sales, we reduced our position in the consumer discretionary sector by 352 basis points. Notable sales in this sector included Liberty Media Corp. and Interpublic Group of Cos., Inc. We also sold Seagate Technology, Fannie Mae and Merck & Co. during the semi-annual period.


How would you characterize the Fund's position at the close of the period?

In mid-December, the S&P 500/Citigroup Value Index replaced our S&P 500 Barra Value Index benchmark. As a result, the benchmark weightings in consumer staples, health care, utilities, information technology and industrials increased while consumer discretionary, energy, financials, telecommunications and materials declined. At year-end, the Fund was overweight versus the new benchmark in the consumer discretionary, consumer staples, energy, health care and information technology sectors, and underweight in financials, industrials, materials, telecommunication services and utilities.

In 2005, the market faced continued Fed interest rate hikes, twin deficits, record-high energy prices and a devastating hurricane season. And yet, the economy continued to grow at a rate exceeding 3% while corporate earnings remained robust. We view the 2006 landscape as much the same. Equities face similar headwinds - geopolitical uncertainty, budget and current account deficits, a consumer that could be close to tapped out and the potential for a couple more Fed interest rate hikes. Offsetting this is the profitability and overall financial well-being of Corporate America. We believe the U.S. corporation is much healthier than the consumer, and with record cash flows, strong earnings and cash to deploy via dividend increases, share repurchases or investments in their own businesses, we do not see a recession on the horizon.

While we do not expect earnings growth to decline, we do anticipate a slowdown, which leads us to favor some of the larger, multinational companies that can more readily capture market share in all kinds of economic environments. We also see continued merger-and-acquisition activity and a healthy IPO environment in 2006. With companies challenged to show the same type of earnings growth that they have over the past few years, we believe they will seek to achieve growth through merger-and-acquisition and buyout activity, a trend that began to emerge strongly in 2005. Overall, we are fairly constructive on the markets and expect the Fed to complete its interest rate-hiking campaign early in 2006 - a long-awaited positive for equities.


Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager


Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager


January 9, 2006



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Performance Data


About Fund Performance


The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

The performance results depicted on pages 7 - 9 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. Fund Asset Management, L.P. voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Performance Data (continued)


Recent Performance Results
                                                        6-Month         12-Month         10-Year
As of December 31, 2005                               Total Return    Total Return     Total Return
Mercury Basic Value Fund, Inc. Class A Shares*           +5.37%          +2.80%          +129.85%
Mercury Basic Value Fund, Inc. Class B Shares*           +5.40           +2.83           +121.64
Mercury Basic Value Fund, Inc. Class C Shares*           +5.39           +2.80           +119.44
Mercury Basic Value Fund, Inc. Class I Shares*           +5.51           +3.04           +135.80
S&P 500 (R) Index**                                      +5.77           +4.91           +138.36
S&P 500/Citigroup Value Index***                         +7.87           +8.71           +146.23
S&P 500 Barra Value Index****                            +6.23           +6.33           +146.38

   * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date.
     Currently, Class B and Class C did not accrue distribution fees (12b-1 fees) due to regulatory limits. If such fees were included, returns would have been lower.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 *** This Index is designed to provide a comprehensive measure of large cap U.S. equity
     "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

**** This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Performance Data (concluded)


Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                  +2.80%            -2.60%
Five Years Ended 12/31/05                +3.66             +2.55
Ten Years Ended 12/31/05                 +8.68             +8.09

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/05                  +2.83%            -1.17%
Five Years Ended 12/31/05                +3.72             +3.37
Ten Years Ended 12/31/05                 +8.28             +8.28

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/05                  +2.80%            +1.80%
Five Years Ended 12/31/05                +3.52             +3.52
Ten Years Ended 12/31/05                 +8.18             +8.18

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



Class I Shares                                             Return

One Year Ended 12/31/05                                    +3.04%
Five Years Ended 12/31/05                                  +3.94
Ten Years Ended 12/31/05                                   +8.96



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005

Actual
Class A                                                  $1,000          $1,053.70            $8.44
Class B                                                  $1,000          $1,054.00            $8.55
Class C                                                  $1,000          $1,053.90            $8.50
Class I                                                  $1,000          $1,055.10            $3.32

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,016.88            $8.29
Class B                                                  $1,000          $1,016.83            $8.34
Class C                                                  $1,000          $1,016.83            $8.34
Class I                                                  $1,000          $1,017.98            $7.18


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.64% for Class A, 1.66% for Class B, 1.65% for Class C and 1.42% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

   Currently, Class B and Class C did not accrue distribution fees (12b-1 fees) due to regulatory fee limits. If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 2.41% and 2.40%; the actual expenses paid would have been approximately
   $12.41 and $12.36; and the hypothetical expenses paid would have been approximately $12.16 and $12.11 for Class B and Class C, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Statement of Assets and Liabilities                                                                Mercury Basic Value Fund, Inc.

As of December 31, 2005
Assets

           Investment in Master Basic Value Trust (the "Trust"), at value
           (identified cost--$4,563,011)                                                                          $     7,581,725
           Receivable from investment adviser                                                                               6,406
           Prepaid expenses                                                                                                31,923
                                                                                                                  ---------------
           Total assets                                                                                                 7,620,054
                                                                                                                  ---------------

Liabilities

           Payables:
               Other affiliates                                                                $         1,778
               Distributor                                                                               1,601              3,379
                                                                                               ---------------
           Accrued expenses                                                                                                42,251
                                                                                                                  ---------------
           Total liabilities                                                                                               45,630
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $     7,574,424
                                                                                                                  ===============


Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $        16,543
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   29,795
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   15,926
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                        8
           Paid-in capital in excess of par                                                                             6,281,434
           Accumulated distributions in excess of investment income--net                       $         (922)
           Accumulated realized capital losses allocated from the Trust--net                       (1,787,074)
           Unrealized appreciation allocated from the Trust--net                                     3,018,714
                                                                                               ---------------
           Total accumulated earnings--net                                                                              1,230,718
                                                                                                                  ---------------
           Net Assets                                                                                             $     7,574,424
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $2,013,395 and 165,433 shares outstanding                              $         12.17
                                                                                                                  ===============
           Class B--Based on net assets of $3,636,446 and 297,953 shares outstanding                              $         12.20
                                                                                                                  ===============
           Class C--Based on net assets of $1,923,558 and 159,261 shares outstanding                              $         12.08
                                                                                                                  ===============
           Class I--Based on net assets of $1,025 and 83.77 shares outstanding                                    $         12.24
                                                                                                                  ===============

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Statement of Operations                                                                            Mercury Basic Value Fund, Inc.

For the Six Months Ended December 31, 2005
Investment Income

           Net investment income allocated from the Trust:
               Dividends                                                                                          $        80,718
               Interest from affiliates                                                                                       921
               Securities lending--net                                                                                        112
               Expenses                                                                                                  (17,245)
                                                                                                                  ---------------
           Total Income                                                                                                    64,506
                                                                                                                  ---------------

Expenses

           Printing and shareholder reports                                                    $        25,767
           Registration fees                                                                            21,854
           Professional fees                                                                            12,191
           Administration fees                                                                          10,103
           Transfer agent fees--Class B                                                                  5,836
           Account maintenance fees--Class B                                                             4,911
           Transfer agent fees--Class C                                                                  3,054
           Transfer agent fees--Class A                                                                  2,732
           Account maintenance fees--Class C                                                             2,700
           Account maintenance fees--Class A                                                             2,484
           Transfer agent fees--Class I                                                                      8
           Other                                                                                         6,539
                                                                                               ---------------
           Total expenses before waiver and reimbursement of expenses                                   98,179
           Waiver and reimbursement of expenses                                                       (48,752)
                                                                                               ---------------
           Total expenses after waiver and reimbursement of expenses                                                       49,427
                                                                                                                  ---------------
           Investment income--net                                                                                          15,079
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized gain on investments, foreign currency transactions and options written--net        219,063
           Net increase from payments by affiliates                                                      5,934
           Change in unrealized appreciation/depreciation on investments (including payments
           by affiliates) and options written--net                                                     189,951
                                                                                               ---------------
           Total realized and unrealized gain--net                                                                        414,948
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $       430,027
                                                                                                                  ===============

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Statements of Changes in Net Assets                                                                Mercury Basic Value Fund, Inc.
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

           Investment income--net                                                              $        15,079    $        39,686
           Realized gain--net                                                                          224,997            912,569
           Change in unrealized appreciation/depreciation--net                                         189,951          (721,819)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                        430,027            230,436
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                 (8,677)            (4,716)
               Class B                                                                                (15,497)           (11,535)
               Class C                                                                                 (9,186)            (5,334)
               Class I                                                                                    (45)              (284)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                        (33,405)           (21,869)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                      (1,229,806)        (2,713,427)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                              (833,184)        (2,504,860)
           Beginning of period                                                                       8,407,608         10,912,468
                                                                                               ---------------    ---------------
           End of period*                                                                      $     7,574,424    $     8,407,608
                                                                                               ===============    ===============
             * Undistributed (accumulated distribution in excess of) investment income--net    $         (922)    $        17,404
                                                                                               ===============    ===============

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Financial Highlights                                                                               Mercury Basic Value Fund, Inc.
                                                                                              Class A

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      11.60   $    11.32    $     9.19   $     9.37   $    10.37
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .02          .05           .03          .04          .01
           Realized and unrealized gain (loss)--net                      .60          .26          2.15        (.20)        (.99)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                              .62          .31          2.18        (.16)        (.98)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.05)        (.03)         (.05)        (.02)        (.02)
               Realized gain--net                                         --           --            --           --      --+++++
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.05)        (.03)         (.05)        (.02)        (.02)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      12.17   $    11.60    $    11.32   $     9.19   $     9.37
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.37%+++++++        2.70%        23.78%      (1.66%)      (9.48%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.64%*        1.64%         1.65%        1.65%        1.65%
                                                                ============   ==========    ==========   ==========   ==========
           Expenses++                                                 2.85%*        2.39%         2.26%        2.28%        2.83%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                      .39%*         .42%          .28%         .44%         .13%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $      2,013   $    1,944    $    2,406   $    2,330   $    2,442
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +1.13% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +4.24%.

           +++ Aggregate total investment return.

         +++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Financial Highlights (continued)                                                                   Mercury Basic Value Fund, Inc.
                                                                                              Class B

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      11.62   $    11.33    $     9.16   $     9.29   $    10.33
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                               .02          .05           .03          .04        (.02)
           Realized and unrealized gain (loss)--net                      .61          .26          2.19        (.15)       (1.01)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                              .63          .31          2.22        (.11)       (1.03)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.05)        (.02)         (.05)        (.02)        (.01)
               Realized gain--net                                         --           --            --           --      --+++++
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.05)        (.02)         (.05)        (.02)        (.01)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      12.20   $    11.62    $    11.33   $     9.16   $     9.29
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.40%+++++++        2.78%        24.25%      (1.15%)      (9.97%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.66%*        1.66%         1.65%        1.65%        1.99%
                                                                ============   ==========    ==========   ==========   ==========
           Expenses++                                                 2.86%*        2.43%         2.28%        2.29%        3.23%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income (loss)--net                               .36%*         .40%          .28%         .43%       (.24%)
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $      3,636   $    4,197    $    5,915   $    5,904   $    7,969
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +1.13% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +4.27%.

           +++ Aggregate total investment return.

         +++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Financial Highlights (continued)                                                                   Mercury Basic Value Fund, Inc.
                                                                                              Class C

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      11.51   $    11.24    $     9.12   $     9.30   $    10.33
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income (loss)--net**                               .02          .05           .03          .04        (.01)
           Realized and unrealized gain (loss)--net                      .60          .25          2.14        (.20)       (1.01)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                              .62          .30          2.17        (.16)       (1.02)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.05)        (.03)         (.05)        (.02)        (.01)
               Realized gain--net                                         --           --            --           --      --+++++
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.05)        (.03)         (.05)        (.02)        (.01)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      12.08   $    11.51    $    11.24   $     9.12   $     9.30
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.39%+++++++        2.63%        23.84%      (1.69%)      (9.89%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.65%*        1.65%         1.65%        1.65%        1.83%
                                                                ============   ==========    ==========   ==========   ==========
           Expenses++                                                 2.85%*        2.40%         2.27%        2.31%        3.03%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income (loss)--net                               .38%*         .41%          .28%         .43%       (.06%)
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $      1,924   $    2,250    $    2,512   $    2,419   $    3,503
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effects of sales charges.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +1.12% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +4.27%.

           +++ Aggregate total investment return.

         +++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Financial Highlights (concluded)                                                                   Mercury Basic Value Fund, Inc.
                                                                                              Class I

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        December 31,             For the Year Ended June 30,
from information provided in the financial statements.               2005          2005         2004         2003         2002
Per Share Operating Performance

           Net asset value, beginning of period                 $      11.68   $    11.39    $     9.24   $     9.41   $    10.39
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .03          .08           .06          .06          .04
           Realized and unrealized gain (loss)--net                      .61          .25          2.16        (.20)       (1.00)
                                                                ------------   ----------    ----------   ----------   ----------
           Total from investment operations                              .64          .33          2.22        (.14)        (.96)
                                                                ------------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.08)        (.04)         (.07)        (.03)        (.02)
               Realized gain--net                                         --           --            --           --      --+++++
                                                                ------------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.08)        (.04)         (.07)        (.03)        (.02)
                                                                ------------   ----------    ----------   ----------   ----------
           Net asset value, end of period                       $      12.24   $    11.68    $    11.39   $     9.24   $     9.41
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return***

           Based on net asset value per share                   5.51%+++++++        2.90%        24.16%      (1.42%)      (9.22%)
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement++                1.42%*        1.39%         1.40%        1.40%        1.40%
                                                                ============   ==========    ==========   ==========   ==========
           Expenses++                                                 2.49%*        2.20%         1.99%        2.08%        2.65%
                                                                ============   ==========    ==========   ==========   ==========
           Investment income--net                                      .54%*         .69%          .54%         .67%         .37%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)             $          1   $       16    $       79   $      109   $      189
                                                                ============   ==========    ==========   ==========   ==========
           Portfolio turnover of the Trust                            21.65%       45.10%        33.32%       31.92%       38.15%
                                                                ============   ==========    ==========   ==========   ==========

             * Annualized.

            ** Based on average shares outstanding.

           *** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
               Class I Shares are no longer subject to any front-end sales charge.

            ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

          ++++ For the six months ended December 31, 2005, +1.13% of the Fund's total return consists of a portion of payments by the Investment Adviser to the Trust for compensation as a result of a securities class action entitlement recovery and a result of a corporate action.
               Excluding these items, the total return would have been +4.38%.

           +++ Aggregate total investment return.

         +++++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements                    Mercury Basic Value Fund, Inc.


1. Significant Accounting Policies:
Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2005 was 0.1%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs and existing Class I shareholders. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.40%. This arrangement has a one-year term and is renewable. For the six months ended December 31, 2005, FAM earned fees of $10,103, all of which was waived. In addition, FAM reimbursed the Fund $38,649 in additional expenses.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (continued)        Mercury Basic Value Fund, Inc.


The Fund has also entered into an Investment Advisory Agreement with FAM whereby the Fund may pay a monthly investment advisory fee based upon the average daily value of the Fund's net assets at the following annual rates:
..60% of the Fund's average daily net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

FAM compensated the Trust and the allocated portion to the Fund is approximately $1,300 as a result of a securities class action entitlement recovery and approximately $5,700 as a result of a corporate action.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the six months ended December 31, 2005, the Fund did not accrue Class B and Class C distribution fees because of regulatory fee limits.

For the six months ended December 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received contingent deferred sales charges of $824 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,229,806 and $2,713,427 for the six months ended December 31, 2005 and for the year ended June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                    7,894    $        93,865
Automatic conversion of shares                   314              3,732
Shares issued to shareholders in
   reinvestment of dividends                     712              8,657
                                     ---------------    ---------------
Total issued                                   8,920            106,254
Shares redeemed                             (11,079)          (131,910)
                                     ---------------    ---------------
Net decrease                                 (2,159)    $      (25,656)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                   36,047    $       418,416
Automatic conversion of shares                   927             10,715
Shares issued to shareholders in
   reinvestment of dividends                     402              4,706
                                     ---------------    ---------------
Total issued                                  37,376            433,837
Shares redeemed                             (82,247)          (935,650)
                                     ---------------    ---------------
Net decrease                                (44,871)    $     (501,813)
                                     ===============    ===============



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (concluded)        Mercury Basic Value Fund, Inc.


Class B Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares issued to shareholders in
   reinvestment of dividends                   1,102    $        13,435
                                     ---------------    ---------------
Automatic conversion of shares                 (314)            (3,732)
Shares redeemed                             (64,004)          (765,060)
                                     ---------------    ---------------
Total redeemed                              (64,318)          (768,792)
                                     ---------------    ---------------
Net decrease                                (63,216)    $     (755,357)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares issued to shareholders in
   reinvestment of dividends                     877    $        10,279
                                     ---------------    ---------------
Automatic conversion of shares                 (925)           (10,715)
Shares redeemed                            (160,750)        (1,829,833)
                                     ---------------    ---------------
Total redeemed                             (161,675)        (1,840,548)
                                     ---------------    ---------------
Net decrease                               (160,798)    $   (1,830,269)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares issued to shareholders in
   reinvestment of dividends                     729    $         8,791
Shares redeemed                             (37,014)          (441,836)
                                     ---------------    ---------------
Net decrease                                (36,285)    $     (433,045)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                      456    $         5,004
Shares issued to shareholders in
   reinvestment of dividends                     440              5,105
                                     ---------------    ---------------
Total issued                                     896             10,109
Shares redeemed                             (28,934)          (325,818)
                                     ---------------    ---------------
Net decrease                                (28,038)    $     (315,709)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
December 31, 2005                             Shares             Amount

Shares sold                                       84    $         1,000
Shares issued to shareholders in
   reinvestment of dividends                       4                 45
                                     ---------------    ---------------
Total issued                                      88              1,045
Shares redeemed                              (1,388)           (16,793)
                                     ---------------    ---------------
Net decrease                                 (1,300)    $      (15,748)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares issued to shareholders in
   reinvestment of dividends                      24    $           284
Shares redeemed                              (5,577)           (65,920)
                                     ---------------    ---------------
Net decrease                                 (5,553)    $      (65,636)
                                     ===============    ===============


4. Capital Loss Carryforward:
On June 30, 2005, the Fund had a net capital loss carryforward of $1,834,067, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Portfolio Information                                  Master Basic Value Trust


As of December 31, 2005

                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

JPMorgan Chase & Co.                              4.1%
Exxon Mobil Corp.                                 3.9
Wells Fargo & Co.                                 3.7
Morgan Stanley                                    3.5
GlobalSantaFe Corp.                               3.1
International Business Machines Corp.             2.7
Time Warner, Inc.                                 2.7
Tyco International Ltd.                           2.5
Raytheon Co.                                      2.4
Bank of America Corp.                             2.3



                                               Percent of
                                                 Total
Investment Criteria                           Investments

Low Price-to-Book Value                          30.2%
Above-Average Yield                              27.9
Below-Average Price/Earnings Ratio               25.4
Special Situations                                8.7
Price to Earnings Per Share                       0.8
Other*                                            7.0

 * Includes portfolio holdings in short-term investments and options.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Schedule of Investments                                                                                  Master Basic Value Trust
                                                                                                                       Percent of
            Industry                           Shares Held    Common Stocks                                Value       Net Assets
Above-Average Yield

            Diversified Telecommunication        3,751,700    AT&T, Inc.                               $    91,879,133       1.2%
               Services
            Metals & Mining                      5,232,200    Alcoa, Inc.                                  154,716,154       2.0
            Capital Markets                      4,632,400    The Bank of New York Co., Inc.               147,541,940       1.9
            Diversified Telecommunication        2,843,100    BellSouth Corp. (e)                           77,048,010       1.0
               Services
            Multi-Utilities                        754,800    Dominion Resources, Inc.                      58,270,560       0.7
            Chemicals                            3,092,100    E.I. du Pont de Nemours & Co.                131,414,250       1.7
            Oil, Gas & Consumable Fuels          5,423,600    Exxon Mobil Corp.                            304,643,612       3.9
            Electric Utilities                     383,700    FPL Group, Inc.                               15,946,572       0.2
            Industrial Conglomerates             4,000,000    General Electric Co.                         140,200,000       1.8
            Food Products                        3,191,000    General Mills, Inc.                          157,380,120       2.0
            Pharmaceuticals                      2,562,900    GlaxoSmithKline Plc (b)(e)                   129,375,192       1.6
            Aerospace & Defense                  3,695,300    Honeywell International, Inc.                137,649,925       1.8
            Diversified Financial Services       8,079,792    JPMorgan Chase & Co. (e)                     320,686,944       4.1
            Capital Markets                      2,449,200    Mellon Financial Corp.                        83,885,100       1.1
            Pharmaceuticals                      3,822,000    Pfizer, Inc.                                  89,129,040       1.1
            Multi-Utilities                      1,595,200    Public Service Enterprise Group, Inc.        103,640,144       1.3
            Oil, Gas & Consumable Fuels            904,200    Royal Dutch Shell Plc (b)                     55,599,258       0.7
            Electric Utilities                   2,148,500    The Southern Co. (e)                          74,187,705       0.9
            Diversified Telecommunication        2,463,400    Verizon Communications, Inc. (e)              74,197,608       0.9
               Services
                                                                                                       ---------------    -------
                                                                                                         2,347,391,267      29.9

Below-Average Price/Earnings Ratio

            Insurance                            1,189,100    The Allstate Corp.                            64,294,637       0.8
            Insurance                            2,304,300    American International Group, Inc.           157,222,389       2.0
            Commercial Banks                     3,980,600    Bank of America Corp. (e)                    183,704,690       2.3
            Health Care Equipment & Supplies     2,775,900    Baxter International, Inc. (e)               104,512,635       1.3
            Diversified Financial Services       2,984,200    Citigroup, Inc.                              144,823,226       1.8
            Beverages                            5,776,100    Coca-Cola Enterprises, Inc.                  110,727,837       1.4
            Insurance                            4,411,100    Genworth Financial, Inc. Class A             152,535,838       1.9
            Computers & Peripherals              4,698,200    Hewlett-Packard Co. (e)                      134,509,466       1.7
            Household Durables                   4,097,000    Koninklijke Philips Electronics NV           127,416,700       1.6
            Food Products                        2,699,200    Kraft Foods, Inc. (e)                         75,955,488       1.0
            Consumer Finance                     2,468,600    MBNA Corp.                                    67,022,490       0.9
            Hotels, Restaurants & Leisure        3,337,300    McDonald's Corp.                             112,533,756       1.4
            Capital Markets                      4,797,100    Morgan Stanley                               272,187,454       3.5
            Aerospace & Defense                  2,496,600    Northrop Grumman Corp.                       150,070,626       1.9
            Pharmaceuticals                      3,947,500    Schering-Plough Corp. (e)                     82,305,375       1.1
            Food Products                        1,669,300    Unilever NV (b)                              114,630,831       1.5
            IT Services                         13,631,175    Unisys Corp. (a)                              79,469,750       1.0
                                                                                                       ---------------    -------
                                                                                                         2,133,923,188      27.1

Low Price-to-Book Value

            Communications Equipment            10,000,000    3Com Corp. (a)                                36,000,000       0.5
            Electronic Equipment                 1,102,800    Agilent Technologies, Inc. (a)                37,065,070       0.5
               & Instruments
            Oil, Gas & Consumable Fuels            613,900    Anadarko Petroleum Corp. (e)                  58,167,025       0.7
            Media                                3,356,200    Comcast Corp. Special Class A (a)(e)          86,220,778       1.1
            Machinery                            1,497,900    Deere & Co.                                  102,021,969       1.3
            Energy Equipment & Services          1,153,000    Diamond Offshore Drilling                     80,202,680       1.0
            Energy Equipment & Services          5,087,300    GlobalSantaFe Corp. (e)                      244,953,495       3.1
            Energy Equipment & Services          1,224,000    Halliburton Co. (e)                           75,839,040       1.0


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005

Schedule of Investments (continued)                                                                      Master Basic Value Trust
                                                                                                                       Percent of
            Industry                           Shares Held    Common Stocks                                Value       Net Assets
Low Price-to-Book Value
(concluded)
            Insurance                            1,004,900    Hartford Financial Services Group, Inc.  $    86,310,861       1.1%
            Household Products                   2,542,900    Kimberly-Clark Corp.                         151,683,985       1.9
            Semiconductors & Semiconductor      17,125,115    LSI Logic Corp. (a)(e)                       137,000,920       1.7
               Equipment
            Communications Equipment             3,534,700    Motorola, Inc. (e)                            79,848,873       1.0
            Semiconductors & Semiconductor       3,897,200    Novellus Systems, Inc. (a)                    94,000,464       1.2
               Equipment
            Aerospace & Defense                  4,769,400    Raytheon Co.                                 191,491,410       2.4
            Insurance                            3,795,476    The St. Paul Travelers Cos., Inc.            169,543,913       2.2
            Computers & Peripherals             31,309,400    Sun Microsystems, Inc. (a)(e)                131,186,386       1.7
            Media                               12,207,900    Time Warner, Inc.                            212,905,776       2.7
            Industrial Conglomerates             6,951,600    Tyco International Ltd.                      200,623,176       2.5
            Media                                3,284,700    Walt Disney Co. (e)                           78,734,259       1.0
            Commercial Banks                     4,577,000    Wells Fargo & Co.                            287,572,910       3.7
                                                                                                       ---------------    -------
                                                                                                         2,541,372,990      32.3


Price to Earnings Per Share

            Insurance                              969,500    XL Capital Ltd. Class A (e)                   65,324,910       0.8

Special Situations

            Semiconductors & Semiconductor       3,991,500    Applied Materials, Inc. (e)                   71,607,510       0.9
               Equipment
            Energy Equipment & Services          2,685,300    BJ Services Co. (e)                           98,469,951       1.3
            Semiconductors & Semiconductor       5,514,900    Fairchild Semiconductor International,
               Equipment                                      Inc. (a)(e)                                   93,256,959       1.2
            Specialty Retail                     5,130,800    The Gap, Inc. (e)                             90,507,312       1.2
            Computers & Peripherals              2,605,500    International Business Machines Corp.        214,172,100       2.7
            Media                               11,658,800    Interpublic Group of Cos., Inc. (a)(e)       112,507,420       1.4
            Communications Equipment             2,738,700    Nokia Oyj (b)                                 50,118,210       0.6
                                                                                                       ---------------    -------
                                                                                                           730,639,462       9.3

                                                              Total Common Stocks
                                                              (Cost--$5,521,532,804)                     7,818,651,817      99.4


                                       Beneficial Interest    Short-Term Securities
                                            $   78,010,981    Merrill Lynch Liquidity Series, LLC
                                                                 Cash Sweep Series I (c)                    78,010,981       1.0
                                               519,987,804    Merrill Lynch Liquidity Series, LLC
                                                                 Money Market Series (c)(d)                519,987,804       6.6

                                                              Total Short-Term Securities
                                                              (Cost--$597,998,785)                         597,998,785       7.6

                                                              Total Investments
                                                              (Cost--$6,119,531,589)                     8,416,650,602     107.0


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005

Schedule of Investments (concluded)                                                                      Master Basic Value Trust
                                                 Number of                                                             Percent of
                                                 Contracts    Options Written                              Value       Net Assets
            Call Options Written                     8,000    Diamond Offshore Drilling, expiring
                                                              January 2006 at USD 70                   $   (1,840,000)       0.0%
                                                    70,000    Energy Select Sector SPDR Fund,
                                                              expiring March 2006 at USD 55,
                                                              Broker Deutsche Bank                         (5,772,200)      (0.1)
                                                              GlobalSantaFe Corp.:
                                                    10,000       expiring January 2006 at USD 45           (2,950,000)      (0.1)
                                                     3,000       expiring January 2006 at USD 47.5           (495,000)       0.0
                                                              McDonald's Corp.:
                                                    10,000       expiring March 2006 at USD 37.5             (600,000)       0.0
                                                    10,000       expiring March 2006 at USD 40               (300,000)       0.0

                                                              Total Options Written
                                                              (Premiums Received--$28,282,286)            (11,957,200)      (0.2)

            Total Investments, Net of Options Written (Cost--$6,091,249,303*)                            8,404,693,402     106.8
            Liabilities in Excess of Other Assets                                                        (537,267,707)      (6.8)
                                                                                                       ---------------    -------
            Net Assets                                                                                 $ 7,867,425,695     100.0%
                                                                                                       ===============    =======


    For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
    December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $  6,121,445,041
                                                   ================
    Gross unrealized appreciation                  $  2,407,235,234
    Gross unrealized depreciation                     (123,986,873)
                                                   ----------------
    Net unrealized appreciation                    $  2,283,248,361
                                                   ================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3)
    of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I               $(257,598,720)     $  911,970
    Merrill Lynch Liquidity Series,
       LLC Money Market Series               $  391,227,954     $  113,819


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Statement of Assets and Liabilities                                                                      Master Basic Value Trust

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $500,960,434) (identified cost--$5,521,532,804)                                                     $ 7,818,651,817
           Investments in affiliated securities, at value (identified cost--$597,998,785)                             597,998,785
           Cash                                                                                                        11,846,341
           Receivable from the investment adviser                                                                       5,984,099
           Receivables:
               Securities sold                                                                 $    49,542,579
               Dividends                                                                            11,743,552
               Contributions                                                                         6,748,345
               Securities lending                                                                       23,465         68,057,941
                                                                                               ---------------
           Prepaid expenses                                                                                                18,575
                                                                                                                  ---------------
           Total assets                                                                                             8,502,557,558
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                  519,987,804
           Options written, at value (premiums received--$28,282,286)                                                  11,957,200
           Payables:
               Withdrawals                                                                          68,785,900
               Securities purchased                                                                 31,669,200
               Investment adviser                                                                    2,488,503
               Other affiliates                                                                         86,328        103,029,931
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         156,928
                                                                                                                  ---------------
           Total liabilities                                                                                          635,131,863
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 7,867,425,695
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $ 5,553,981,596
           Unrealized appreciation--net                                                                             2,313,444,099
                                                                                                                  ---------------
           Net Assets                                                                                             $ 7,867,425,695
                                                                                                                  ===============

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005

Statement of Operations                                                                                  Master Basic Value Trust

For the Six Months Ended December 31, 2005
Investment Income

           Dividends (net of $415,777 foreign withholding tax)                                                    $    81,340,812
           Interest from affiliates                                                                                       911,970
           Securities lending--net                                                                                        113,819
                                                                                                                  ---------------
           Total income                                                                                                82,366,601
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $    16,391,234
           Accounting services                                                                         588,129
           Custodian fees                                                                              162,634
           Professional fees                                                                           113,104
           Trustees' fees and expenses                                                                  27,139
           Printing and shareholder reports                                                                632
           Pricing fees                                                                                    632
           Other                                                                                        94,280
                                                                                               ---------------
           Total expenses                                                                                              17,377,784
                                                                                                                  ---------------
           Investment income--net                                                                                      64,988,817
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                    254,819,668
               Foreign currency transactions--net                                                       17,368
               Options written--net                                                               (34,103,899)        220,733,137
                                                                                               ---------------
           Net increase from payments by affiliates                                                                     6,201,084
           Change in unrealized appreciation/depreciation on:
               Investments--net (includes payment of $1,160,700 by affiliates)                     168,713,774
               Options written--net                                                                 16,700,720        185,414,494
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    412,348,715
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   477,337,532
                                                                                                                  ===============

           See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005

Statements of Changes in Net Assets                                                                      Master Basic Value Trust
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

           Investment income--net                                                              $    64,988,817    $   138,365,657
           Realized gain--net                                                                      226,934,221        601,504,174
           Change in unrealized appreciation/depreciation--net                                     185,414,494      (412,242,871)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    477,337,532        327,626,960
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                             360,400,909      1,525,901,828
           Fair value of withdrawals                                                           (1,199,240,558)    (2,371,841,107)
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from capital transactions                          (838,839,649)      (845,939,279)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (361,502,117)      (518,312,319)
           Beginning of period                                                                   8,228,927,812      8,747,240,131
                                                                                               ---------------    ---------------
           End of period                                                                       $ 7,867,425,695    $ 8,228,927,812
                                                                                               ===============    ===============

           See Notes to Financial Statements.




Financial Highlights                                                                                     Master Basic Value Trust
                                                           For the Six
                                                           Months Ended
The following ratios have been derived from                December 31,                   For the Year Ended June 30,
information provided in the financial statements.              2005           2005          2004           2003           2002
Total Investment Return

           Total investment return                             6.03%*++        3.91%         25.38%         (.09%)        (9.93%)
                                                            ===========  ===========    ===========    ===========    ===========

Ratios to Average Net Assets

           Expenses                                              .43%**         .43%           .43%           .43%           .42%
                                                            ===========  ===========    ===========    ===========    ===========
           Investment income--net                               1.60%**        1.63%          1.50%          1.66%          1.33%
                                                            ===========  ===========    ===========    ===========    ===========

Supplemental Data

           Net assets, end of period (in thousands)         $ 7,867,426  $ 8,228,928    $ 8,747,240    $ 7,388,495    $ 8,307,176
                                                            ===========  ===========    ===========    ===========    ===========
           Portfolio turnover                                    21.65%       45.10%         33.32%         31.92%         38.15%
                                                            ===========  ===========    ===========    ===========    ===========

             * For the six months ended December 31, 2005, +.09% of the Trust's total return consists of payments by the
               Investment Adviser for compensation as a result of a securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +5.94%.

            ** Annualized.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Notes to Financial Statements                          Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Notes to Financial Statements (continued)              Master Basic Value Trust


* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower.
The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (concluded)              Master Basic Value Trust


FAM compensated the Trust approximately $1,377,700 as a result of a securities class action entitlement recovery and approximately $5,984,000 as a result of a corporate action. Approximately $1,200,000 of the $1,377,700 resulted in the cost basis adjustment of a security as a result of this class action entitlement.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of December 31, 2005, the Trust lent securities with a value of $145,179,426 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2005, MLIM, LLC received $50,851 in securities lending agent fees.

In addition, MLPF&S received $1,167,776 in commissions on the execution of portfolio security transactions for the Trust for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Trust reimbursed FAM $83,603 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $1,733,468,617 and $2,277,208,722, respectively.

Transactions in call options written for the six months ended December 31, 2005 were as follows:

                                           Number of           Premiums
                                           Contracts           Received
Outstanding call options written,
   beginning of period                        30,400    $     4,796,366
Options written                              193,630         42,574,460
Options closed                              (87,000)       (17,243,866)
Options expired                             (26,030)        (1,844,674)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                             111,000    $    28,282,286
                                     ===============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Master Basic Value Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Trust and the Fund (together, the Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust/Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and the Trust's or the Fund's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, and other relationships with the Trust and the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to institutional clients under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust and the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's/Fund's Investment Advisory Agreements in November 2005, the non-interested Directors'/Trustees' and Board's review included the following:



MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005



The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Trust and the Fund - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the fifth quintile for the one-year period and in the third quintile for the three-year period. The Fund has not been in existence for five years. The Board reviewed and considered the steps fund management is taking to improve the performance of the Fund, and noted the stronger five-year performance of the Trust managed by the same portfolio managers. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's co-portfolio management team and noted that Mr. Martorelli and Mr. Rendino, the Trust's/Fund's co-portfolio managers, have over 20 and 17 years' experience in portfolio management, respectively. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--Each Board reviewed the Trust's and the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Trust's/Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients with similar investment mandates and noted that the fees charged by the Investment Adviser to the institutional clients were less than those being charged to the Trust and the Fund, but determined that the Investment Adviser provided less extensive services to the institutional clients. The Board noted that the Trust's/Fund's contractual and actual management fee rates were lower than the median of management fees charged by comparable funds, as determined by Lipper, while the Trust's/Fund's total expenses were above the median expenses charged by such comparable funds. The Board has concluded that the Fund's management fee rate (including waivers) and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Boards considered the extent to which economies of scale might be realized as the assets of the Trust and Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Funds to participate in these economies of scale. While there was no evidence to date that the Trust's/Fund's assets have reached a level where such economies are effectively available, the Boards noted that the Trust and the Fund have breakpoints in place, and will continue to seek information relating to economies of scale. The Boards determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the Board of the Trust and of the Fund including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERCURY BASIC VALUE FUND, INC.                                DECEMBER 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Basic Value Fund, Inc. and Master Basic Value Trust


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Basic Value Fund, Inc. and Master Basic Value Trust


Date: February 21, 2006